UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cheetah Net Supply Chain Service Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Cheetah Net Supply Chain Service Inc.

8707 Research Drive

Irvine, California 92618

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To our Stockholders:

You are cordially invited to attend Cheetah Net Supply Chain Service Inc. (the “Company,” “we,” “us,” or “our”)’s special meeting of stockholders to be held virtually on January 30, 2026 at 7:00 p.m., Eastern Time. At this special meeting, we will ask you to consider the following proposals:

1.	Approve an amendment to the Articles of Incorporation of the Company, to increase the number of shares of the Company’s Class A common stock (“Class A Common Stock”) authorized to be issued to 2,000,000,000 shares (the “Class A Increase Proposal”);

2.	Approve an amendment to the Articles of Incorporation of the Company, to increase the number of shares of the Company’s Class B common stock (“Class B Common Stock”) authorized to be issued to 200,000,000 shares (the “Class B Increase Proposal”);

3.	Approve the change of the Company’s state of incorporation from the State of North Carolina to the State of Delaware by conversion (the “Reincorporation Proposal”);

4.	Approve the grant of 477,888 restricted stock units (“RSUs”) to Huan Liu pursuant to the Company’s Amended and Restated 2024 Stock Incentive Plan (the “Plan”), which upon vesting will entitle Mr. Liu to receive up to 477,888 shares of the Company’s Class B Common Stock (the “RSUs Issuance Proposal”);

5.	Approve one or more adjournments of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of proposals 1 to 4 or to constitute a quorum, as described in this proxy statement (“the Adjournment Proposal”); and

6.	Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Company’s board of directors (“Board”) has fixed the close of business on December 11, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at this special meeting or at any adjournment, postponement, or continuation thereof. A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose relevant to the special meeting for at least 10 days prior to the date of this special meeting.

This special meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the special meeting, submit your questions, and vote during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/CTNT2026SM shortly prior to the start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the special meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering special meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Your vote is important. Whether or not you plan to attend the virtual special meeting, we hope that you will vote as soon as possible.

Irvine, California

Dated: December [*], 2025

By Order of the Board of Directors,

/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors

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Notice of Special Meeting of Stockholders

Cheetah Net Supply Chain Service Inc.
8707 Research Drive

Irvine, California 92618

Date:	January 30, 2026

Time:	7:00 p.m., ET

Location:	http://www.virtualshareholdermeeting.com/CTNT2026SM

Record Date:	December 11, 2025

Items of Business

1.	Approve the Class A Increase Proposal;

2.	Approve the Class B Increase Proposal;

3.	Approve the Reincorporation Proposal;

4.	Approve the RSUs Issuance Proposal;

5.	Approve the Adjournment Proposal; and

6.	Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board recommends that you vote “FOR” Proposal Nos. 1, 2, 3, 4, and 5.

How to Vote

●	By Internet:	You may vote online at www.proxyvote.com.
●	By Telephone:	You may vote by calling 1-800-690-6903.
●	By Mail:	You may vote by completing and returning the enclosed proxy card.
●	In Person:	All stockholders are cordially invited to attend the special meeting of stockholders.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting.

THE 2026 SPECIAL PROXY STATEMENT OF THE COMPANY ACCOMPANIES THIS NOTICE

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You will receive paper copies of all of our proxy materials by mail and can also access our proxy materials online at www.proxyvote.com or in the Investor Relations section of our website at investors.cheetah-net.com/. The paper copies of all of our proxy materials are first being distributed or made available, as the case may be, to our stockholders on or about December 17 , 2025.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON January 30, 2026

This proxy statement, along with the accompanying Notice of Special Meeting of Stockholders, contains information about the Special Meeting of the Company, including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting via an Internet conference, with a meeting link of http://www.virtualshareholdermeeting.com/CTNT2026SM on January 30, 2026 at 7:00 p.m., Eastern Time.

This proxy statement relates to the solicitation of proxies by the Board for use at the Special Meeting.

This Notice of Special Meeting and proxy statement are first being distributed or made available, as the case may be, to our stockholders on or about December 17, 2025.

Proxy Statement Summary

Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.

General Meeting Information

2026 Special Meeting Date and Time	January 30, 2026 7:00 p.m. ET

Place	Virtual Meeting Online at http://www.virtualshareholdermeeting.com/CTNT2026SM

Record Date	December 11, 2025

Voting

Stockholders of record as of the record date are entitled to vote in person or by proxy at this Special Meeting. At the close of business on December 11, 2025, the Company had 2,727,712 shares of Class A Common Stock and 690,875 shares of Class B Common Stock outstanding.

With respect to the approval of the Class A Increase Proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class A Common Stock shall vote as a separate class.

With respect to the approval of the Class B Increase Proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class B Common Stock shall vote as a separate class.

For the Reincorporation Proposal, the RSUs Issuance Proposal, and the Adjournment Proposal to be approved, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to fifteen votes.

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Voting Matters and Board Recommendations

Proposal	Voting Options	Vote Required for Approval	Broker Discretionary Vote	Board Recommendation
1. Approval of the Class A Increase Proposal	“FOR,” “AGAINST,” or “ABSTAIN” from voting

With respect to the approval of this proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class A Common Stock shall vote as a separate class.

The proposal will be approved if, with respect to each class, a majority of the votes cast are voted in favor of the proposal.

Abstentions and broker non-votes will not be considered votes cast either for or against the proposal and, therefore, will have no effect on the outcome of the proposal.

			Yes	FOR

2. Approval of the Class B Increase Proposal	“FOR,” “AGAINST,” or “ABSTAIN” from voting

With respect to the approval of this proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class B Common Stock shall vote as a separate class.

The proposal will be approved if, with respect to each class, a majority of the votes cast are voted in favor of the proposal.

Abstentions and broker non-votes will not be considered votes cast either for or against the proposal and, therefore, will have no effect on the outcome of the proposal.

			Yes	FOR

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3. Approval of the Reincorporation Proposal	“FOR,” “AGAINST,” or “ABSTAIN” from voting

The proposal will be approved if a majority of all votes entitled to be cast on the proposal are voted in favor of the proposal.

Abstentions and broker non-votes will have the same effect as votes against the proposal.

		No	FOR

4. Approval of the RSUs Issuance Proposal	“FOR,” “AGAINST,” or “ABSTAIN” from voting

The proposal will be approved if a majority of the votes cast are voted in favor of the proposal.

Abstentions and broker non-votes will not be considered votes cast either for or against the proposal and, therefore, will have no effect on the outcome of the proposal.

		No	FOR

5. Approval of the Adjournment Proposal	“FOR,” “AGAINST,” or “ABSTAIN” from voting

The proposal will be approved if a majority of the votes cast are voted in favor of the proposal.

Abstentions and broker non-votes will not be considered votes cast either for or against the proposal and, therefore, will have no effect on the outcome of the proposal.

		Yes	FOR

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The Board is using this Proxy Statement to solicit proxies from the holders of its Common Stock for use at the Cheetah Net Supply Chain Service, Inc. 2026 special meeting of stockholders and any adjournment or postponement thereof (the “Special Meeting”). The notice of meeting, this Proxy Statement, and the enclosed form of proxy card are expected to first being mailed to our stockholders on or about December 17, 2025. In this Proxy Statement, we may also refer to Cheetah Net Supply Chain Service Inc. and its subsidiaries as “Cheetah Net,” the “Company,” “we,” “our,” or “us.”

Meeting Time and Applicable Dates	This Proxy Statement is furnished in connection with the solicitation by the Board of Cheetah Net Supply Chain Service Inc., a North Carolina corporation, of the accompanying proxy to be voted at the Special Meeting to be held on January 30, 2026 at 7:00 p.m. ET and at any adjournment or postponement thereof. The close of business on December 11, 2025 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

Attending the Special Meeting	Cheetah Net will host the Special Meeting by virtual meeting online at http://www.virtualshareholdermeeting.com/CTNT2026SM. The meeting will start at 7:00 p.m., ET.

Stockholders may vote and submit questions in accordance with the rules of conduct for the Special Meeting while attending the Special Meeting in person.

Notice of Internet Availability of Proxy Materials	We have elected to use the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), which allow us to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders as of the record date instead of a full printed set of proxy materials. The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Our use of the “notice and access” rules and your choice to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of this meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

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Matters to be Voted Upon at the Special Meeting

At the Special Meeting, holders of record of our shares of Common Stock as of December 11, 2025 will consider and vote upon the following proposals:

1.     to approve the Class A Increase Proposal;

2.     to approve the Class B Increase Proposal;

3.     to approve the Reincorporation Proposal;

4.     to approve the RSUs Issuance Proposal;

5.     to approve the Adjournment Proposal; and

6.    to consider any other business as may properly be brought before the Special Meeting.

As of the date of this Proxy Statement, these are the only matters that the Board intends to present at the Special Meeting. The Board does not know of any other business to be presented at the Special Meeting. The Board recommends that you vote “FOR” each proposal.

Voting Rights of Stockholders

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Special Meeting.

With respect to the approval of the Class A Increase Proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class A Common Stock shall vote as a separate class.

With respect to the approval of the Class B Common Stock Increase, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class B Common Stock shall vote as a separate class.

With respect to the Reincorporation Proposal, the RSUs Issuance Proposal, and the Adjournment Proposal, the holders of shares of Class A Common Stock and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes.

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Voting Instructions for Record Holders

If your shares are registered directly in your name with our transfer agent, then you are a stockholder of record with respect to those shares and you may vote by:

●     calling 1-800-690-6903;

●     visiting www.proxyvote.com;

●     completing and returning the enclosed proxy card; or

●     attending the Special Meeting and voting in person.

Whether or not you plan to attend the Special Meeting, you should vote as soon as possible.

If you plan to vote by phone or via the Internet, you must vote by 11:59 P.M. Eastern Time the day before the meeting date.

Voting Instructions for Beneficial Owners	If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank, or other nominee (“broker”) to vote on your behalf. Please refer to the voting instruction card provided by your broker.

If you are a beneficial owner and wish to vote at the Special Meeting, you must bring a letter from your broker to the Special Meeting confirming:

1.      your beneficial ownership of the shares,

2.      that the broker is not voting the shares at the meeting, and

3.      granting you a legal proxy to vote the shares in person or at the meeting.

You will not be able to vote shares you hold in street name in person at the Special Meeting unless you have a legal proxy from your broker issued in your name giving you the right to vote your shares.

Broker Non-Votes

Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the Nasdaq Capital Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as the election of directors and approving equity awards plans.

Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

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Quorum

A quorum must be present in person or by proxy to hold the Special Meeting and will exist if the holders of one-third of the shares entitled to vote at the Special Meeting are present in person or by proxy at the Special Meeting. With respect to any matters to be voted on by separate class, the requirement that the holders of one-third of the shares entitled to vote at the Special Meeting be present applies respectively to each separate class for purposes of such matters.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Special Meeting. Our inspector of election for the meeting will determine whether a quorum is present and will tabulate votes cast by proxy or in person. If we do not have a quorum at the Special Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Approve the Class A Increase Proposal

You may cast your vote in favor of, against, or abstain from voting to approve the Class A Increase Proposal.

To be approved, this proposal must receive, with respect to each separate class, the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. With respect to the approval of the Class A Increase Proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class A Common Stock shall vote as a separate class.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Vote Required to Approve the Class B Increase Proposal

You may cast your vote in favor of, against, or abstain from voting to approve the Class B Increase Proposal.

To be approved, this proposal must receive, with respect to each separate class, the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. With respect to the approval of the Class B Increase Proposal, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class B Common Stock shall vote as a separate class.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

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Vote Required to Approve the Reincorporation Proposal

You may cast your vote in favor of, against, or abstain from voting to approve the Reincorporation Proposal.

To be approved, this proposal must receive the affirmative vote of a majority of all votes entitled to be cast on the proposal. The holders of shares of Class A Common Stock and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes.

Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Vote Required to Approve the RSUs Issuance Proposal

You may cast your vote in favor of, against, or abstain from voting to approve the RSUs Issuance Proposal.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Special Meeting. The holders of shares of Class A Common Stock and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes may occur on this non-routine proposal and will not be considered votes cast, and therefore will have no effect on the outcome of the proposal.

Vote Required to Approve the Adjournment Proposal

You may cast your vote in favor of, against, or abstain from voting to approve the Adjournment Proposal.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Special Meeting. With respect to the approval of the Adjournment Proposal, the holders of shares of Class A Common Stock and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Revoking a Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by:

●  executing and delivering a later-dated proxy;

●  providing written notice of the revocation to the Chief Financial Officer of the Company at the address above; or

●  attending the Special Meeting and voting in person.

Please note that attending the Special Meeting alone (without voting in person) is not enough to revoke a proxy.

If you have instructed a broker to vote your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker.

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No Right of Appraisal	Neither North Carolina law, nor our Fourth Amended and Restated Articles of Incorporation, nor our bylaws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Proxy Instructions

All shares of Common Stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.

If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board, or “FOR” the following matters:

●  approving the Class A Increase Proposal;

●  approving the Class B Increase Proposal;

●  approving the Reincorporation Proposal;

●  approving the RSUs Issuance Proposal;

●  approving the Adjournment Proposal; and

● in the proxy holder’s best judgment as to any other matters properly brought before the Special Meeting.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board in connection with the Special Meeting. The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally, by telephone, or otherwise. We will not compensate our directors, officers, or employees for making proxy solicitations on our behalf.

We will reimburse brokers for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Special Meeting	We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days of the conclusion of the Special Meeting.

If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

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Availability of Proxy Materials	Copies of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com. These materials may also be obtained by (i) visiting www.proxyvote.com, (ii) calling 1-800-579-1639, or (iii) sending an email to sendmaterial@proxyvote.com prior to January 9, 2026 to receive the materials before the Special Meeting.

Multiple Copies of Notice

You may receive more than one set of the Notice if you hold your shares in more than one brokerage account or your shares are registered in more than one name. Please use each Notice you receive to vote your shares to ensure that all of your votes are counted at the Special Meeting.

For more information, see the section entitled “Notice Regarding Delivery of Stockholder Documents” below.

Contact for Questions

If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.

Huan Liu
Chief Executive Officer
Cheetah Net Supply Chain Service Inc.
8707 Research Drive

Irvine, California 92618
(949) 740-7799

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Proposal No. 1 and No. 2 — Approval of the Class A Increase Proposal and Class B Increase Proposal

Our Fourth Amended and Restated Articles of Incorporation authorize the issuance of 891,750,000 shares of Class A Common Stock and 108,250,000 shares of Class B Common Stock. Except as required by law, Class B Common Stock and Class A Common Stock vote as a single class. Holders of Class A Common Stock and Class B Common Stock have the same rights except for voting and conversion rights. In respect of matters requiring the votes of stockholders, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to 15 votes and is convertible into Class A Common Stock at any time after issuance at the option of the holder on a one-to-one basis. The shares of Class A Common Stock are not convertible into shares of any other class.

As of December 11, 2025, we had 2,727,712 shares of Class A Common Stock issued and outstanding, and 690,875 shares of Class B Common Stock issued and outstanding. The Board believes that it is desirable and in the best interests of our stockholders to have a sufficient number of additional shares of Class A Common Stock and Class B Common Stock available for issuance from time to time, as the occasion may arise, for future possible financing and acquisition transactions and for other proper corporate purposes. The Board believes that an increased level of authorized Class A Common Stock and Class B Common Stock would benefit us in our ability to pursue our strategies intended to support planned growth and enhance stockholder value.

Accordingly, the Board has approved, and recommends that our stockholders approve, the Fifth Amended and Restated Articles of Incorporation to increase the number of shares of each class of our Common Stock authorized to be issued to 2,000,000,000 shares of Class A Common Stock and 200,000,000 shares of Class B Common Stock. If Proposals No.1 and No.2 are approved and the Reincorporation Proposal is also approved, the Delaware Certificate of Incorporation will reflect these increased authorized share amounts.

As of the date of this Proxy Statement, we have no definitive plan, arrangements, or understandings to issue any of the additional shares of Class A Common Stock or Class B Common Stock that would be available as a result of the approval of Proposal No. 1 or No. 2.

Possible Effects of the Class A Common Stock Increase and the Class B Common Stock Increase

The additional shares of Class A Common Stock and Class B Common Stock proposed to be authorized under this proposal would have rights identical to our current Class A Common Stock and Class B Common Stock, respectively. Stockholder approval of this proposal and the issuance of shares of Class A Common Stock and Class B Common Stock authorized thereby would not impact the rights of the holders of our currently outstanding Class A Common Stock or Class B Common Stock, except for effects incidental to increasing the number of shares of Class A Common Stock and Class B Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Class A Common Stock and Class B Common Stock.

The Board will have the authority to issue the additional authorized shares of Class A Common Stock and Class B Common Stock without requiring future stockholder approval of such issuances, except as may be required by North Carolina law (or by Delaware law, if the proposal on the Company’s reincorporation to Delaware to be voted on at this Special Meeting is approved), the Fifth Amended and Restated Articles of Incorporation and the Bylaws, as they may be amended from time to time, Nasdaq listing rules, or other applicable laws and regulations.

Effectiveness of Change

If Proposals No.1 and No.2 are approved, we will, as soon as reasonably practicable, execute and file the Fifth Amended and Restated Articles of Incorporation with the Secretary of State of the State of North Carolina. The Fifth Amended and Restated Articles of Incorporation will become effective upon filing. The Fifth Amended and Restated Articles of Incorporation to be filed with the Secretary of State of the State of North Carolina in the event that Proposals No. 1 and No. 2 are approved is attached as Appendix F.

Vote Required

The Approval of the Class A Increase Proposal requires the affirmative vote of a majority of votes cast in person or by proxy at the Special Meeting with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Special Meeting, voting together as a single class and (ii) the outstanding shares of Class A Common Stock voted at the Special Meeting, voting as a separate class. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

The Approval of the Class B Increase Proposal requires the affirmative vote of a majority of votes cast in person or by proxy at the Special Meeting with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Special Meeting, voting together as a single class and (ii) the outstanding shares of Class B Common Stock voted at the Special Meeting, voting as a separate class. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

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Board Recommendation

The Board recommends that you vote “for” approving the CLASS A Increase proposal and the class b increase proposal. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THESE PROPOSALS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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Proposal No. 3 — Approval of the Reincorporation Proposal

Overview

For the reasons discussed below, the Board may in the future adopt a plan of conversion, and approve and declare it is advisable and in the best interests of the Company and our stockholders, to change the state of incorporation of the Company from the State of North Carolina to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and new bylaws governing the Company.

The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:

•	The affairs of the Company will cease to be governed by the North Carolina Business Corporation Act and instead will become subject to the General Corporation Law of the State of Delaware (the “DGCL”).

•	Upon the effectiveness of the Reincorporation, all of the issued and outstanding shares of the Company’s Class A Common Stock and Class B Common Stock will automatically be converted into an equivalent number of shares of the same class of capital stock of the Delaware corporation, with no change in par value, voting rights, or ownership percentages.

•	The rights of the Company’s stockholders will be governed by the DGCL and by the Company’s Delaware Certificate of Incorporation and Bylaws, which may differ in certain respects from the rights of stockholders under North Carolina law and the current charter and bylaws.

The Reincorporation will have no effect on the number of shares of Class A Common Stock and Class B Common Stock that the Company is authorized to issue. The Company’s existing directors and officers will continue to serve in their respective capacities as directors and officers of the Delaware corporation until their successors are duly elected or appointed and qualified.

Under the Company’s current Fourth Amended and Restated Articles of Incorporation, the Company is authorized to issue up to 891,750,000 shares of Class A Common Stock, with a par value of $0.0001 per share, and 108,250,000 shares of Class B Common Stock, with a par value of $0.0001 per share.

If the Class A Increase Proposal and Class B Increase Proposal to be voted on at this meeting are approved, the Delaware Certificate of Incorporation to be adopted will authorize the Company to issue up to 2,000,000,000 shares of Class A Common Stock and 200,000,000 shares of Class B Common Stock, each with a par value of $0.0001 per share. However, if either or both of the Class A Increase Proposal and the Class B Increase Proposal are not approved, then the Delaware Certificate of Incorporation will be revised so that the number of authorized shares of such class(es) of common stock does not change.

Holders of Class A Common Stock and Class B Common Stock have the same rights in all respects, except for voting and conversion rights. With respect to matters requiring the vote of stockholders, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to fifteen votes and is convertible into one share of Class A Common Stock at any time after issuance at the option of the holder. Shares of Class A Common Stock are not convertible into any other class of shares.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion in the form appended to this Proxy Statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to the DGCL.

Upon receiving stockholder approval, we will cause the Reincorporation to be effected as soon as reasonably practicable thereafter by filing with the Secretary of State of the State of North Carolina the applicable Articles of Conversion(the “North Carolina Articles of Conversion”), and by filing with the Secretary of State of the State of Delaware (i) a Certificate of Conversion substantially in the form attached to this Proxy Statement as Appendix B (the “Delaware Certificate of Conversion”) and (ii) a Certificate of Incorporation, which will govern the Company as a Delaware corporation, in the form attached to this Proxy Statement as Appendix C (subject to any changes necessary to conform the number of authorized shares of Class A or Class B common stock of the Corporation to the extent that Proposal No. 1 or No. 2 is not approved at this Special Meeting) (the “Delaware Certificate of Incorporation”).

Assuming that our stockholders approve this Reincorporation Proposal, upon the effectiveness of the Reincorporation and pursuant to the Plan of Conversion, our new Bylaws will be in the form attached to this Proxy Statement as Appendix D (the “Delaware Bylaws”), and we will enter into new indemnification agreements with each director and executive officer of the Delaware corporation based on the provisions of the DGCL, substantially in the form attached to this Proxy Statement as Appendix E (the “Delaware Indemnification Agreement”).

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Approval of this Reincorporation Proposal by our stockholders will constitute approval of the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, and the Delaware Indemnification Agreement.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders.

Reasons for the Reincorporation

Our Board believes that the Reincorporation is in the best interests of the Company and will help maximize shareholder value by allowing us to be able to draw upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The principal reasons why the Board believes that a reincorporation to Delaware is in the best interests of the Company and its shareholders are (i) the highly developed body of corporate law of the DGCL; (ii) the more predictable governance standards; (iii) the greater flexibility for capital structure and financings, and (iv) the general preference of investors and market participants.

Highly Developed Corporate Law. Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations. As a result, Delaware has become a preferred domicile for a majority of American publicly traded corporations, and the DGCL and administrative practices have become comparatively well-known and widely understood.

Predictable Governance Standards. Delaware law provides clearer and more predictable governance standards that robustly support board functioning and stockholder protections. The state’s highly developed body of corporate law, particularly the decisions from the Court of Chancery, offers a well-defined framework for the fiduciary duties and decision-making processes expected of boards of directors. This clarity supports effective Board functioning, reduces uncertainty in corporate decision-making, and enhances protections for stockholders by ensuring that their rights are well-established and consistently upheld.

Flexibility For Capital Structure and Financings. Delaware law permits a broad range of corporate arrangements, including the issuance of multiple classes of stock, adoption of equity incentive plans, and structuring of financing transactions, in a manner that is efficient, predictable, and aligned with the Company’s strategic objectives. This flexibility enables the Board to respond effectively to business opportunities, raise capital, and implement corporate initiatives without unnecessary procedural constraints, while maintaining compliance with applicable legal and regulatory requirements.

General Preference of Investors. Delaware is widely recognized as the leading jurisdiction for corporate law in the United States, and its legal framework is familiar to institutional investors, lenders, and analysts. Being incorporated in Delaware can enhance the Company’s credibility, facilitate access to capital markets, and align the Company with market expectations, which may support liquidity, investor confidence, and overall stockholder value.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and maintaining comprehensive, modern, and flexible corporate laws. The DGCL is frequently revised and updated to reflect evolving legal and business needs, and we believe it is more comprehensive, widely used, and extensively interpreted than the corporate laws of most other states, including those of North Carolina.

In addition, Delaware courts, particularly the Court of Chancery and the Delaware Supreme Court, are highly regarded for their deep expertise in corporate matters and for having developed an extensive and well-reasoned body of case law interpreting the DGCL. Because the U.S. judicial system relies heavily on precedent, Delaware’s abundant corporate jurisprudence provides greater clarity and predictability in corporate governance and transactional matters. This in turn offers advantages to us by enabling our Board and management to make corporate decisions with greater assurance as to their validity and legal effect.

The Reincorporation may also enhance our ability to attract qualified candidates to serve on the Board, as many potential directors are already familiar with Delaware corporate law, including provisions governing fiduciary duties, director liability, and indemnification.

In the opinion of the Board, the Reincorporation may also facilitate our future capital-raising and strategic initiatives. Underwriters, institutional investors, and other members of the financial community are generally more comfortable working with Delaware corporations, whose governance and legal frameworks are widely understood and viewed as responsive to stockholder interests.

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Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation Proposal will constitute a vote in favor of, and to approve, the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, and the Delaware Indemnification Agreement.

Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. This brief discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code (including proposed and temporary regulations), rulings, current administrative interpretations, and official pronouncements of the Internal Revenue Service (IRS) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Any such change could materially and adversely affect the tax consequences described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances. It does not address the effects of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their specific investment or tax situations, including, without limitation, holders subject to special tax rules such as partnerships (and partners therein), subchapter S corporations, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in securities or currencies, traders in securities who elect mark-to-market treatment, persons holding our Class A or Class B Common Stock as part of an integrated transaction such as a straddle, hedge, or conversion transaction, persons whose functional currency is not the U.S. dollar, persons who acquired our Class A or Class B Common Stock pursuant to the exercise of stock options or otherwise as compensation, and persons who are not “U.S. holders” as defined below. This summary also does not address the alternative minimum tax or the 3.8% Medicare tax on net investment income. Furthermore, this discussion does not address the tax consequences of transactions occurring before or after the Reincorporation (whether or not such transactions are related to the Reincorporation). This summary applies only to stockholders who hold shares of the Company’s North Carolina common stock and will hold shares of the Delaware corporation’s common stock as capital assets (generally, property held for investment). Stockholders are urged to consult their own tax advisors regarding the U.S. federal, state, local, and non-U.S. income and other tax consequences of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of the Company’s common stock who or that is, for U.S. federal income tax purposes, (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity treated as a corporation) created or organized in the United States or any state thereof or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have authority to control all substantial decisions of the trust, or (B) that has otherwise elected to be treated as a U.S. person for U.S. federal income tax purposes.

We believe that the Reincorporation should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming the Reincorporation qualifies as such a reorganization, (1) U.S. holders of the Company’s North Carolina common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of a U.S. holder in its shares of the Delaware corporation’s common stock after the Reincorporation will equal the aggregate tax basis of such holder in its shares of the North Carolina corporation’s common stock exchanged therefor, and (3) the holding period of a U.S. holder in its shares of the Delaware corporation’s common stock after the Reincorporation will include the holding period of such holder in its shares of the North Carolina corporation’s common stock exchanged therefor.

No ruling will be sought from the IRS regarding the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not challenge the tax treatment described above or, if challenged, that such treatment would be upheld by a court. Accordingly, U.S. holders are urged to consult their own tax advisors regarding the tax consequences to them of the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because the transaction represents only a change in the Company’s state of incorporation and does not result in any change in the entity itself. As such, the financial statements of the Company previously filed with the SEC will remain the financial statements of the Delaware corporation following the Reincorporation.

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Blank Check Stock

Both the Company’s current North Carolina Articles of Incorporation and the Delaware Certificate of Incorporation authorize the Board to issue shares of preferred stock in one or more series, with such designations, powers, preferences, rights, and limitations as may be determined by the Board in its discretion. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as may be required by applicable law, the DGCL, or the rules of any stock exchange on which the Company’s securities are listed.

The Board believes that the availability of authorized but unissued shares of preferred stock provides flexibility in responding to corporate opportunities or financing needs without the delay and expense of obtaining prior stockholder approval. Any issuance of preferred stock will be subject to the fiduciary duties of the Board and will be made on terms that the Board determines to be in the best interests of the Company and its stockholders.

The rights, voting powers, and preferences of any future series of preferred stock will be fixed by the Board at the time of authorization. Depending upon the terms established, such preferred stock could, under certain circumstances, have the effect of delaying, deferring, or preventing a change in control of the Company, or could be issued to raise additional capital. The Company has no present plans, agreements, or understandings to issue any preferred stock.

Rights of our Stockholders Prior to and After the Reincorporation from North Carolina to Delaware

As a result of differences between the corporate laws of North Carolina and Delaware, as well as differences between the Company’s current North Carolina Articles of Incorporation and Bylaws, on the one hand, and the Delaware Certificate of Incorporation and Bylaws, on the other hand, the Reincorporation will result in certain changes in the rights of our stockholders.

Summarized below are some of the material differences between the North Carolina Business Corporation Act and the Delaware General Corporation Law, between the North Carolina Articles of Incorporation and the Delaware Certificate of Incorporation, and between the North Carolina Bylaws and the Delaware Bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the North Carolina Business Corporation Act (the “NCBCA”), the General Corporation Law of the State of Delaware (the “DGCL”), the North Carolina articles of incorporation, the North Carolina bylaws, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

	Cheetah Delaware	Cheetah North Carolina
Authorized Capital

The Delaware Certificate of Incorporation authorizes Cheetah Delaware to issue 2,200,500,000 shares consisting of 500,000 shares of preferred stock and 2,200,000,000 shares of Common Stock, with a par value of $0.0001 per share. The Common Stock shall be divided into two classes:

Class A Common Stock: The total number of shares of Class A Common Stock authorized to be issued is 2,000,000,000.

Class B Common Stock: The total number of shares of Class B Common Stock authorized to be issued is 200,000,000. Class A Common Stock shall have a voting right of one (1) vote per share, and Class B Common Stock shall have a voting right of fifteen (15) votes per share. This description of the Delaware Certificate of Incorporation assumes that both Proposals No. 1 and No. 2 will be approved at this Special Meeting, but to the extent such proposals are not approved, the Delaware Certificate of Incorporation will be revised accordingly, so that the number of authorized shares of each class of common stock is the same before and after conversion.

The Cheetah North Carolina Article of Incorporation authorizes Cheetah NC to issue 1,000,500,000 shares consisting of 500,000 shares of preferred stock and 1,000,000,000 shares of Common Stock, with a par value of $0.0001 per share. The Common Stock shall be divided into two classes:

Class A Common Stock and Class B Common Stock. The total number of shares of Class A Common Stock authorized to be issued is 891,750,000, with a par value of $0.0001 per share. The total number of shares of Class B Common Stock authorized to be issued is 108,250,000, with a par value of $0.0001 per share. Class A Common Stock shall have a voting right of one (1) vote per share, and Class B Common Stock shall have a voting right of fifteen (15) votes per share.

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Size and Qualifications of the Board of Directors

The DGCL provides that a corporation’s board of directors must consist of one or more individuals, with the number fixed by the bylaws or the certificate of incorporation, and where the number is fixed by the certificate of incorporation, a change in the number of directors shall be made only by amendment of the certificate of incorporation.

The DGCL permits the certificate of incorporation and bylaws to prescribe qualifications for directors.

The Delaware Bylaws provide that the number of Directors shall be from one (1) to nine (9), as determined by the Board of Directors from time to time.

The NCBCA provides that a corporation’s board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The NCBCA further provides that directors need not be residents of the State of North Carolina or shareholders of the corporation unless the corporation’s articles of incorporation or bylaws so provide. The articles of incorporation and bylaws may also prescribe other qualifications for directors.

The North Carolina Bylaws provide that the number of Directors shall be from five (5) to nine (9), as determined by the Board of Directors from time to time.

Classification of the Board of Directors	The DGCL permits, but does not require, a classified board of directors, which can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year.

The NCBCA permits, but does not require, a classified board of directors and provides that the board of directors of the corporation may be divided into one, two, three or four classes with as equal in number as may be possible, with the term of office of one class expiring each year.

Election of the Board of Directors

The DGCL provides that unless the certificate of incorporation or bylaws provide otherwise, the directors of a corporation are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a stockholders’ meeting at which a quorum is present. The DGCL provides that a corporation’s certificate of incorporation may provide for cumulative voting.

The NCBCA provides that, unless otherwise provided in the articles of incorporation or a valid shareholders agreement, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The NCBCA provides that cumulative voting is generally not permissible in the election of directors unless a corporation’s articles of incorporation provide otherwise.

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Removal of Directors

Under Delaware law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (1) unless the certificate of incorporation otherwise provides; in the case of a corporation whose board is classified, stockholders may effect such removal only for cause or (2) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

If a director is elected by the holders of any class or series that are entitled to elect 1 or more directors by the certificate of incorporation, only the holders of the outstanding shares of that class or series may participate in the vote to remove such director without cause.

The Delaware Bylaws provide that except as prohibited by applicable law or the Certificate of Incorporation, the Stockholders may remove any director from office at any time, with or without cause, by the affirmative vote of the holders of a majority of shares of the corporation’s voting stock.

The NCBCA provides that unless the articles of incorporation or a bylaw adopted by shareholders provide otherwise, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the votes entitled to be cast at any election of directors. However, if a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him.

The North Carolina Bylaws provide that any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation’s voting stock.

Waiver of Notice	The Delaware Bylaws provide that whenever notice is required to be given to any director of any meeting, such notice may be waived in writing by the director at any time, whether before or after the meeting, or by the director’s attendance at the meeting, except when the director attends for the sole and express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

The North Carolina Bylaws provide that a director may waive notice in the same two ways (in writing or by attendance with the same exception); however, the North Carolina Bylaws include an additional waiver provision, stating that a director’s failure to object to the transaction of business at a special meeting, even if the director attends to object to the notice, shall be deemed a waiver of the required notice. This additional provision in the North Carolina Bylaws creates a quicker, implicit waiver of a notice defect if the director does not maintain their objection.

Vacancies on the Board of Directors

Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office (although less than a quorum) or by a sole remaining director unless (a) otherwise provided in the certificate of incorporation or bylaws of the corporation or (b) the certificate of incorporation directs that a particular class of stock is to elect such director, in which case a majority of the other directors elected by such class, or a sole remaining director elected by such class, will fill such vacancy.

The Delaware Bylaws provide that any newly created directorships resulting from an increase in the authorized number of directors or any vacancies occurring in the Board of Directors, may be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director; provided, however, that no person may be elected to fill a vacancy created by such person’s removal from office pursuant to the Delaware Bylaws.

The NCBCA provides that unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including, without limitation, a vacancy resulting from an increase in the number of directors or from the failure by the shareholders to elect the full authorized number of directors, the shareholders may fill the vacancy, or the board of directors may fill the vacancy, or if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors, or by the sole director, remaining in office.

The North Carolina Bylaws provide that the Board of Directors may by majority vote of the Directors then in office, regardless of whether such Directors constitute a quorum, elect a new Director to fill a vacancy on the Board of Directors; provided, however, that no person may be elected to fill a vacancy created by such person’s removal from office pursuant to these Bylaws.

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Control Share Acquisitions and Business Combinations

Section 203 of the DGCL is Delaware’s business combination statute. Section 203 is designed to protect publicly traded Delaware corporations, such as Cheetah Delaware, from hostile takeovers, by prohibiting a Delaware corporation from engaging in a “business combination,” such as a merger or consolidation, with any “interested stockholder” (e.g., a person beneficially owning 15% or more of the corporation’s voting stock or his or her affiliates) for three years following the time that person becomes a 15% beneficial owner, with certain exceptions. A corporation may elect not to be governed by Section 203 of the DGCL with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares.

Cheetah Delaware has not opted out of the protections of Section 203 of the DGCL.

The North Carolina Shareholder Protection Act and the North Carolina Control Share Acquisition Act restrict business combinations with, and the accumulation of shares of voting stock of, certain North Carolina corporations.

Shareholder Action Without a Meeting

The DGCL provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Delaware Bylaws provide that stockholders may act without a meeting if a written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

Under the NCBCA, shareholders of public corporations may take action without a meeting only if all shareholders entitled to vote on the action provide written consent to such action.

The North Carolina Bylaws provide that stockholders may act without a meeting only if a written consent is signed by all stockholders entitled vote on the matter.

Shareholder Voting Provisions

The DGCL provides that unless otherwise provided in a corporation’s certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise required by the DGCL or by the certificate of incorporation or bylaws, under the DGCL, all matters brought before a stockholders’ meeting require the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at a stockholders’ meeting at which a quorum is present.

The NCBCA provides that, unless the articles of incorporation provide otherwise, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders’ meeting, except that absent special circumstances, the shares of a corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation.

The NCBCA further provides that unless the articles of incorporation, a bylaw adopted by the shareholders or the NCBCA provides otherwise, if a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

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Stockholders Special Meeting

Under the DGCL, special stockholder meetings of a corporation may be called by the corporation’s board of directors, or by any person or persons authorized to do so by the corporation’s certificate of incorporation or bylaws.

The Delaware Bylaws do not include a default location and time if the Board fails to designate one.

The NCBCA provides that a corporation will hold a special meeting of shareholders if called for by its board of directors or the person or persons authorized to do so by the articles of incorporation or the bylaws. Only business within the purpose or purposes described in the meeting notice required by the NCBCA may be conducted at the special meeting of shareholders.

The North Carolina Bylaws provide that a special meeting of the shareholders may be called by the Board of Directors or by shareholders holding at least 20% of the votes entitled to be cast on any issue proposed to be considered at such special meeting, and that the principal office at the hour of ten o’clock in the morning on the fourth Tuesday of the calendar month following the calendar month in which the meeting was duly called as default place and time.

Stockholders of Record Date

The Delaware Bylaws provide that in order that the Corporation may determine the Stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

For adjourned meeting record date, a prior record date applies to any adjournment.

The North Carolina bylaws provide that for the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty (50) and not less than ten (10) days prior to the date on which the activity requiring the determination is to occur.

For adjourned meeting record date, a prior record date applies to any adjournment to date not later than one hundred twenty (120) days after the date fixed for the original meeting.

Shareholder Quorum

The DGCL generally provides that a quorum for a stockholders’ meeting consists of a majority of shares entitled to vote present in person or represented by proxy at such meeting, unless the certificate of incorporation or bylaws of the corporation provide otherwise.

The NCBCA provides that unless the articles of incorporation, a bylaw adopted by the shareholders or the NCBCA provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. The North Carolina bylaws provide that, except as otherwise provided by the NCBCA or the articles of incorporation, the presence of holders of at least one-third (1/3) of the outstanding shares entitled to vote at a meeting shall constitute a quorum. The North Carolina bylaws further provide that this one-third quorum requirement applies separately to each voting group entitled to vote on a matter.

Adjournments

The Delaware Bylaws provide that any meeting of stockholders, whether annual or special, may be adjourned by the Board of Directors or by the holders of at least one-third (1/3) in voting power of the outstanding shares entitled to vote at the meeting. Notice of the adjourned meeting is not required if its time and place are announced at the original meeting. However, if the adjournment extends for more than thirty (30) days, a formal notice of the adjourned meeting must be given to every stockholder of record entitled to vote. Additionally, if the Board of Directors fixes a new record date for determining which stockholders can vote at the adjourned meeting, a corresponding notice of the adjourned meeting must be given to the stockholders of record as of that new notice record date.

The North Carolina Bylaws provide that one-third (1/3) or greater of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may (whether or not constituting a quorum) adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty (30) days from the date of adjournment, to a date, time, and place fixed by the one-third (1/3) or greater vote and announced at the original meeting prior to adjournment.

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Proxies

The Delaware Bylaws provide that at all meetings of Stockholders, a Stockholder may vote in person or by proxy. Each Stockholder may authorize another person or persons to act for such Stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

The North Carolina bylaws provide that at all meetings of Shareholders, a Shareholder may vote in person or by proxy. Such proxy shall be filed with the Secretary before or at the time of the meeting. A proxy must be filed (a) in writing executed by the Shareholder or by his duly authorized attorney in fact, or (b) by a telegram or cablegram appearing to have been transmitted by the Shareholder; provided, however that the Board of Directors may also establish procedures by which Shareholders can file proxies with the Secretary by telecopy facsimile transmission. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the NCBCA.
List of Stockholders Entitled to Vote

The Delaware Bylaws provide that the Corporation must prepare a complete list of stockholders entitled to vote at least ten (10) days before every meeting.

During those ten days, the list must be open for examination by any stockholder for any purpose germane to the meeting. The list can be made available during ordinary business hours at the Corporation’s principal place of business or on a reasonably accessible electronic network if the Board of Directors chooses. Finally, the complete list must also be available at the place where the meeting is held throughout the entire time of the meeting.

The NCBCA provides that a corporation shall prepare a list of all shareholders entitled to notice of a shareholders’ meeting, which shall be available for inspection by any shareholder beginning two business days after notice of the meeting for which such list was prepared is given. The list shall be available at the corporation’s principal office, at another place identified in the meeting notice, or on a reasonable accessible electronic network available only to shareholders of the corporation. The North Carolina Bylaws do not contain an explicit section for list of stockholders entitled to vote.
Inspectors of Election

The Delaware Bylaws provide that the Corporation may, and shall if required by law, appoint one or more inspectors of election in advance of any meeting of stockholders to act at the meeting or any adjournment thereof. The Corporation has the right to designate one or more alternate inspectors to replace any inspector who fails to act. These inspectors may be employees of the Corporation. Before assuming their duties, each inspector must take and sign an oath to execute their duties faithfully, with strict impartiality, and according to the best of their ability. The inspectors’ duties include making a written report of the proceedings.

Neither the NCBCA nor the North Carolina Bylaws contain provisions relating to inspectors of election.

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Indemnification of Directors and Officers; Limitation on Liabilities

The DGCL provides that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) because the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

The DGCL further provides that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The NCBCA provides that a corporation may indemnify its directors, officers, employees and agents against liabilities and expenses incurred in a proceeding if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be, with respect to conduct in his or her official capacity with the corporation, in the best interests of the corporation, with respect to all other conduct, not opposed to the best interests of the corporation, and with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The NCBCA further provides that no indemnification is available in respect of a claim in connection with a proceeding by or in the right of the corporation in which the person has been adjudged to be liable to the corporation or in connection with any other proceeding charging impersonal benefit to him or her, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her. Under the NCBCA, unless limited by its articles of incorporation, a corporation must indemnify its present or former directors and officers who were wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a director or officer of the corporation against any reasonable expenses incurred by him or her in connection with such proceeding.

The NCBCA provides that a director of a corporation shall not be liable for any action taken as a director or any failure to take any action, if he or she performed the duties of his or her office in compliance with the NCBCA. The NCBCA also provides that a corporation may, in its articles of incorporation, limit or eliminate a director’s personal liability arising out of an action whether by or in the right of the corporation for monetary damages for breach of duty as a director, except with respect to acts or omissions that the director at the time of such breach knew or believed were clearly in conflict with the best interests of the corporation, any liability for unlawful distributions, any transaction from which the director derived an improper personal benefit, or acts or omissions occurring prior to the date such provisions of the NCBCA became effective. The NCBCA further provides that a corporation may, in its articles of incorporation, limit or eliminate an officer’s personal liability arising out of an action for monetary damages for breach of any duty as an officer, except with respect to acts or omissions the officer knew or believed were clearly in conflict with the best interests of the corporation, any transaction from which the officer derived an improper personal benefit, acts or omissions occurring before the date such provision became effective, or any claim by or in the right of the corporation.

The North Carolina Articles of Incorporation provide that no director shall be personally liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the NCBCA.

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The Delaware Certificate of Incorporation includes a liability shield, stating that, to the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty. This article also includes an “evergreen” clause, ensuring that if Delaware law is amended in the future to further eliminate or limit liability, that change will automatically apply to the Corporation. Furthermore, any subsequent amendment or repeal of this protection in the Charter cannot adversely affect the rights or increase the liability of any director or officer for acts or omissions that occurred prior to the change.

The Delaware Certificate of Incorporation further authorizes indemnification and Advancement of Expenses, stating that, to the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification and advancement of expenses to its directors, officers, and agents through Bylaws, agreements, or other means. This authorization allows for indemnification in excess of the standard allowances under Section 145 of the DGCL, thus ensuring the highest level of protection. Like the liability shield, this article also includes a non-adverse effect clause, protecting existing rights against any future amendments or repeal of this provision.

The North Carolina charter also further authorizes indemnification and mandatory Advancement of Expenses, stating the Corporation shall indemnify and shall advance expenses to any and all covered persons to the fullest extent permitted by §55-8-51 of the NC Act. This right is declared to be non-exclusive, meaning it does not preclude any other rights to indemnification provided by the Bylaws or other agreements

Amendment of Charter

The DGCL provides that an amendment to a corporation’s certificate of incorporation must be adopted by the board of directors through a resolution setting forth the proposed amendment and that, if required, the stockholders must approve the amendment by a majority of outstanding shares entitled to vote (and a majority of the outstanding shares of each class entitled to vote, if any).

The NCBCA provides that an amendment to a corporation’s articles of incorporation generally requires that, after adopting an amendment, the board of directors must submit the amendment to the shareholders for their approval and that the amendment must be approved by either (i) a majority of all votes entitled to be cast thereon by each voting group with respect to which the amendment would create appraisal rights or (ii) a majority of the votes cast thereon by each voting group entitled to vote on the matter, unless in either case the articles of incorporation, a bylaw adopted by the shareholders or the board of directors require a greater vote. If the amendment affects the shares of a certain class or series of stock in a particular way, that class or series must approve the amendment separately. In accordance with the NCBCA, the board of directors may condition the proposed amendment’s submission to the shareholders on any basis.

Amendment of Bylaws

The DGCL provides that the stockholders, and, when provided for in the certificate of incorporation, the board of directors of the corporation, have the power to adopt, amend and repeal the bylaws of a corporation.

The NCBCA provides that a corporation’s board of directors may amend or repeal the corporation’s bylaws, except to the extent otherwise provided in the articles of incorporation, a bylaw adopted by the shareholders or the NCBCA, and except that a bylaw adopted, amended or repealed by the shareholders may not be readopted, amended or repealed by the board of directors if neither the articles of incorporation nor a bylaw adopted by the shareholders authorizes the board of directors to adopt, amend or repeal that particular bylaw or the bylaws generally. The NCBCA also provides that a corporation’s shareholders may amend or repeal the corporation’s bylaws even though the bylaws may also be amended or repealed by its board of directors.

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Declaration and Payment of Dividends

The DGCL permits a corporation to declare and pay dividends out of statutory surplus (defined as the excess of paid-in par value of shares or stated capital) or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may not redeem or repurchase its shares if such redemption or repurchase would impair the capital of the corporation.

The NCBCA provides that, subject to any restrictions in a corporation’s articles of incorporation, a corporation’s board of directors may authorize and the corporation may make distributions to its shareholders provided that the corporation is able to pay its debts as they become due in the usual course of business, and the corporation’s total assets are greater than the sum of its liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Dissent and Appraisal Rights

Under the DGCL, a stockholder of a Delaware corporation who has not voted in favor of, nor consented in writing to, a merger or consolidation in which the corporation is participating generally has the right to an appraisal of the fair value of the stockholder’s shares of stock, subject to specified procedural requirements. The DGCL does not confer appraisal rights, however, if the corporation’s stock is either listed on a national securities exchange or held of record by more than 2,000 holders.

The NCBCA provides that a shareholder is entitled to appraisal rights and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions: (i) consummation of a merger to which the corporation is a party in certain circumstances, (ii) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged, (iii) consummation of a disposition of assets other than in the regular course of business if the shareholder is entitled to vote on the disposition, (iv) certain amendments of the articles of incorporation, (v) any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, (vi) certain conversions to a foreign corporation pursuant to the NCBCA, (vii) consummation of a conversion of the corporation to non-profit status pursuant to the NCBCA and (viii) consummation of a conversion of the corporation to an unincorporated entity status pursuant to the NCBCA.

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	Even if a corporation’s stock meets the foregoing requirements, however, the DGCL provides that appraisal rights generally will be permitted if stockholders of the corporation are required to accept for their stock in any merger, consolidation or similar transaction anything other than (1) shares of the corporation surviving or resulting from the transaction, or depository receipts representing shares of the surviving or resulting corporation, or those shares or depository receipts plus cash in lieu of fractional interests, (2) shares of any other corporation, or depository receipts representing shares of the other corporation, or those shares or depository receipts plus cash in lieu of fractional interests, which shares or depository receipts are listed on a national securities exchange or held of record by more than 2,000 holders, or (3) any combination of the foregoing.	In addition, the NCBCA states that no appraisal rights are available in connection with the circumstances described in clauses i, ii, iii, iv, vi, and viii of the preceding paragraph to holders of shares of any class or series of shares that are any of the following: (i) a covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended, (ii) traded in an organized market and has at least 2,000 shareholders and a market value of at least twenty million dollars ($20,000,000) (exclusive of the value of shares held by the corporation’s subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10% of such shares), or (iii) issued by an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended, and may be redeemed at the option of the holder at net asset value. However, the above paragraph will not be applicable and appraisal rights will be available for transactions that satisfy the standards set forth in the first paragraph of this section if: (i) the holders of any class or series of shares are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity or (ii) the corporate action is an interested transaction, as defined in the NCBCA.

Renouncement of Corporate Opportunity

The DGCL permits a corporation to renounce in advance, either in its certificate of incorporation or by action of the board of directors, any interest in specific corporate opportunities or classes or categories of corporate opportunities, which in effect permits a corporation to limit the scope of the opportunities to which it lays claim, even in advance of when those opportunities arise.

Under the NCBA, a corporation is able to renounce in advance any interest in specific corporate opportunities or classes or categories of corporate opportunities, which in effect permits a corporation to limit the scope of the opportunities to which it lays claim, even in advance of when those opportunities arise.

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Vote Required

The proposal will be approved if a majority of all votes entitled to be cast on the proposal are voted in favor of the proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE REINCORPORATION PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 4 — Approval of the RSUs Issuance Proposal

Overview

The Company proposes to grant 477,888 restricted stock units (“RSUs”) to Mr. Huan Liu, the Company’s Chief Executive Officer and Chairman of the Board, under its Amended and Restated 2024 Stock Incentive Plan (the “Plan”). Each RSU represents the right to receive one share of Class B common stock upon vesting, subject to the terms and conditions of the Plan and an individual award agreement. The grant is intended to align Mr. Liu’s long-term interests with those of the Company and its stockholders by directly linking compensation to the Company’s performance and stockholder value creation.

Our Class A Common Stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior for non-public issuance of securities that involves the potential issuance of common stock or voting power equal to 20% or more of the total outstanding voting power before the issuance and is issued at a price below the “minimum price” as defined in Rule 5635(d). The RSUs Issuance Proposal is considered an issuance below the minimum price. In addition, given that the 477,888 RSUs are convertible into Class B Common Stock, which has 15 votes per share, the issuance of the underlying stock upon vesting would exceed the 20% threshold for voting power. Therefore, shareholder approval is required under Rule 5635(d) to grant these RSUs.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to approve this RSUs Issuance Proposal. Abstentions and broker non-votes will have no effect on this proposal.

Board Recommendation

The Board recommends that you vote “for” approving the RSUS ISSUANCE PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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Proposals No. 5 — Approval of the Adjournment Proposal

The Adjournment Proposal

The Board is seeking stockholder approval of one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of the other proposals presented in this proxy statement.

If, at the Special Meeting, the number of shares present or represented and voting to approve the other proposals is not sufficient to approve such proposals, or if a quorum is not present, the Board currently intends to move to adjourn the Special Meeting to enable the Board to solicit additional proxies for the approval of the other proposals or, as applicable, to obtain a quorum.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Special Meeting and any adjourned session thereof and use the additional time to solicit additional proxies, including proxies from stockholders who have previously voted. If the stockholders do not approve this proposal, the Chairman of the Special Meeting may exercise discretionary authority to adjourn the Special Meeting as necessary.

Vote Required

The Approval of this proposal requires the affirmative vote of a majority of votes cast in person or by proxy at the Special Meeting. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Board Recommendation

The Board recommends that the stockholders vote “FOR” Proposal No. 5.

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Appendix A

PLAN OF CONVERSION

of

Cheetah Net Supply Chain Service Inc.

This PLAN OF CONVERSION (the “Plan”) is hereby adopted as of _________________ ____, 2025, in order to convert CHEETAH NET SUPPLY CHAIN SERVICE INC., a North Carolina corporation (the “NC Corporation”), into a Delaware corporation to be known as CHEETAH NET SUPPLY CHAIN SERVICE INC., (the “DE Corporation”).

1.             Statement of Purpose. The Board of Directors of the NC Corporation (“Board”) has determined that it is in the best interests of the NC Corporation and its shareholders to convert the NC Corporation into a Delaware business corporation (the “Conversion”); and to that end, the Board desires to adopt this Plan.

2.             Terms and Conditions. In accordance with the applicable statutes of the State of North Carolina and the State of Delaware, the NC Corporation shall be converted into a Delaware corporation, and the terms and conditions of such Conversion, the mode of carrying it into effect, and the manner of converting the NC Corporation stock into the DE Corporation stock shall be as follows:

a.             Name of the Corporation. The name of the converted entity will be Cheetah Net Supply Chain Service Inc.

b.             The Conversion. Subject to the terms and conditions of this Plan, at the Effective Time (as is defined in Section 2.f(i) of this document), the NC Corporation will become a Delaware corporation in accordance with Title 8, Subchapter IX, Section 265 of the Delaware General Corporation Law, or such other applicable provision which provides for conversion of a foreign corporation into a Delaware corporation then in effect.

c.             Governing Documents. The future operations of the DE Corporation shall be conducted under the Certificate of Incorporation, the Certificate of Conversion, and the Bylaws, copies of which are attached hereto as Exhibit A, Exhibit B, and Exhibit C, respectively.

d.             Manner, Basis, and Effect of Conversion on Equity Ownership.

i.            At the Effective Time, by virtue of the Conversion and without any further action on the part of the NC Corporation, the DE Corporation, the stockholders thereof or any other person, (i) each share of Class A common stock, par value $0.0001 per share, of the NC Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A common stock, par value $0.0001 per share, of the DE Corporation; and (ii) each share of Class B common stock, par value $0.0001 per share, of the NC Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B common stock, par value $0.0001 per share, of the DE Corporation. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A common stock or Class B common stock of the NC Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock or Class B common stock, as applicable, of the DE Corporation and shall be so registered on the books and records of the DE Corporation and its transfer agent; and (y) all of the issued and outstanding shares of Class A common stock and Class B common stock of the NC Corporation that are in uncertificated book-entry form shall constitute the number and class of shares of the DE Corporation into which such shares of the NC Corporation shall have converted as provided herein in accordance with the customary procedures of the NC Corporation’s transfer agent. Any shares of Class A common stock or Class B common stock of the DE Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

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ii.            At and after the Effective Time, each warrant, stock option, restricted stock unit, share of restricted stock, and equity or equity-based award issued by the NC Corporation, and each other right to acquire or instrument convertible into or exchangeable for, or that is based on the value of, one or more shares of Class A common stock or Class B common stock or other equity securities of the NC Corporation shall constitute an equivalent warrant, stock option, restricted stock unit, share of restricted stock, or equity or equity-based award of the DE Corporation, or other right to acquire or instrument convertible into or exchangeable for, or that is based on the value of, such number of shares of Class A common stock or Class B common stock or other equity securities, as applicable, of the DE Corporation, with, if applicable, the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and terms and conditions as in effect immediately prior to the Effective Time.

e.             Effect of Conversion. The Conversion shall have the effects set forth hereunder and under applicable laws in the States of North Carolina and Delaware. As such, the Conversion shall not be deemed to constitute a dissolution of the NC Corporation and shall constitute a continuation of its existence in the form of a corporation of the State of Delaware.

f.              Other Provisions.

i.            Effective Time of Conversion. The Conversion shall become effective upon the filing of, or at the date and time specified in, the Articles of Conversion to be filed with the Secretary of State of the State of North Carolina and the Certificate of Conversion to be filed with the Secretary of State of the State of Delaware (the “Effective Time”).

ii.            Termination. This Plan may be terminated and abandoned at any time prior to the Effective Time of the Conversion by the Board.

iii.            Amendment. This Plan may be amended in accordance with applicable law at any time before the Effective Time by the mutual written consent of the Board.

[Remainder of Page Intentionally Left Blank]

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In witness whereof, this Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

By:
Name:
Its:

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EXHIBIT A

CERTIFICATE OF Incorporation

[See attached]

35

EXHIBIT B

CERTIFICATE OF CONVERSION

[See attached]

36

EXHIBIT C

BYLAWS

[See attached]

37

Appendix B

CERTIFICATE OF CONVERSION

OF

CHEETAH NET SUPPLY CHAIN SERVICE INC., A NORTH CAROLINA CORPORATION

TO

CHEETAH NET SUPPLY CHAIN SERVICE INC., A DELAWARE CORPORATION

(Pursuant to Section 265 of the Delaware General Corporation Law)

This CERTIFICATE OF CONVERSION (the “Certificate of Conversion”) is being duly executed and filed by the undersigned to convert Cheetah Net Supply Chain Service Inc., a North Carolina corporation (the “Converting Entity”), to Cheetah Net Supply Chain Service Inc., a Delaware corporation (the “Converted Entity”), pursuant to Sections 103 and 265 of the Delaware General Corporation Law. The undersigned, being a person authorized to execute this Certificate of Conversion on behalf of the Converting Entity, hereby certifies that:

1. The Converting Entity was originally formed as a corporation under the laws of the State of North Carolina on August 9, 2016, and its jurisdiction of formation has not changed.

2. The Converting Entity’s name and type of entity immediately prior to the filing of this Certificate of Conversion was Cheetah Net Supply Chain Service Inc., a North Carolina corporation.

3. The name of the Converted Entity as set forth in the Certificate of Incorporation of the Converted Entity is Cheetah Net Supply Chain Service Inc.

[Signature Page Follows]

38

The undersigned has caused this Certificate of Conversion to be duly executed as of [*], 2025.

By:
Name:	[*]
Title:	[*]

[Signature Page to Certificate of Conversion]

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Appendix C

CERTIFICATE OF INCORPORATION

OF

CHEETAH NET SUPPLY CHAIN SERVICE INC.

The undersigned, desiring to form a corporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: The name of the Corporation is Cheetah Net Supply Chain Service Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is [INSERT STREET ADDRESS, CITY, COUNTY, ZIP CODE]. The name of its registered agent at that address is [INSERT NAME OF REGISTERED AGENT].

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,200,500,000 shares, consisting of:

1.	Preferred Stock: The Corporation is authorized to issue 500,000 shares of Preferred Stock, with a par value of $0.0001 per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, powers (including voting powers) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Common Stock (as defined below) shall be subject to the express terms of the Preferred Stock and any series thereof.

2.	Common Stock: The Corporation is authorized to issue 2,200,000,000 shares of Common Stock, with a par value of $0.0001 per share (“Common Stock”). The Common Stock shall be divided into two classes:

Class A Common Stock: The total number of shares of Class A Common Stock authorized to be issued is 2,000,000,000.

Class B Common Stock: The total number of shares of Class B Common Stock authorized to be issued is 200,000,000.

The rights, preferences, and limitations of the Class A Common Stock and Class B Common Stock are as follows:

Voting Rights: Class A Common Stock shall have a voting right of one (1) vote per share. Class B Common Stock shall have a voting right of fifteen (15) votes per share.

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Conversion: The shares of Class B Common Stock are convertible into shares of Class A Common Stock at any time after issuance at the option of the holder on a one-to-one basis. The shares of Class A Common Stock are not convertible into shares of any other class.

FIFTH: Subject to any additional vote required by this Certificate of Incorporation or the Bylaws of the Corporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

SIXTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside of the State of Delaware at such place or places or in such manner or manners as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under § 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under § 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EIGHTH: To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, repeal or elimination of the foregoing provisions of this Article Eighth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such amendment, repeal or elimination.

NINTH: To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. Any amendment, repeal, modification or elimination of the foregoing provisions of this Article Ninth shall not (a) adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal, modification or elimination; or (b) increase the liability of any director, officer or agent of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such amendment, repeal, modification or elimination.

TENTH: If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any sentence of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ELEVENTH: The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
[Name of Incorporator]	[Mailing Address of Incorporator]

IN WITNESS WHEREOF, the undersigned, being the sole Incorporator herein named above, has executed this Certificate of Incorporation for the purpose of forming a corporation pursuant to the DGCL on this [*] day of [*], 2026.

Signature of Incorporator

[TYPE OR PRINT NAME OF INCORPORATOR]

Incorporator

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Appendix D

BYLAWS

of

CHEETAH NET SUPPLY CHAIN SERVICE INC.

(a Delaware corporation)

ARTICLE I

OFFICES AND REGISTERED AGENT

Section 1.1. Principal Office. The Corporation shall maintain its Principal Office, if any, at a location within or without the State of Delaware as designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Principal Office of the Corporation shall be located at the business office of the Corporation’s President.

Section 1.2. Registered Office. The Corporation shall maintain a Registered Office as required by the Delaware General Corporation Law, as amended from time to time (the “DGCL”), at a location in the State of Delaware designated by the Board of Directors from time to time.

Section 1.3. Other Offices. The Corporation may have such other offices within and without the State of Delaware as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the officers of the Corporation.

Section 1.4. Registered Agent. The Corporation shall maintain a Registered Agent as required by the DGCL who shall have a business office at the Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure.

Section 1.5. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings in respect of the Registered Office and Registered Agent with all governmental officials as required by the DGCL or otherwise by law.

ARTICLE 2

STOCKHOLDERS

Section 2.1. Annual Meetings. If required by applicable law, an annual meeting of the Corporation’s stockholders (the “Stockholders”) shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting. The corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2. Special Meetings. Special meetings of the Stockholders may be called for any one or more lawful purposes by the Board of Directors, the President, or, if the holders of at least twenty (20%) percent of the voting power of all of the shares of stock entitled to vote at the meeting on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Secretary one or more written demands for the meeting describing the purpose(s) for which it is to be held, by the Secretary. Special meetings of the Stockholders shall be held at a time and location designated by the Board of Directors (or by an Officer authorized by the Board of Directors to make such designation), provided that the time and place so designated conforms to the requirements of the DGCL and these Bylaws. A special meeting of the Stockholders shall be duly called when a written call of the special meeting directed to the attention of the Board of Directors and signed by the person(s) calling the meeting is delivered (in person or by registered or certified mail) to the Principal Office. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

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Section 2.3. Notice of Meetings, Waiver of Notice. Unless otherwise provided by law, the Corporation’s certificate of incorporation or these bylaws, the Secretary (or, in the event of the Secretary’s inability or refusal to act, such other Officer as may be authorized by the Board of Directors) shall cause written or printed notice of all duly called meetings of Stockholders to be delivered not less than ten (10) nor more than sixty (60) days before the meeting date, either personally, by mail, or by any other method permitted under the DGCL, to all Stockholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the Stockholder at the Stockholder’s address as it appears on the Corporation’s records, or if a Stockholder shall have filed with the Secretary of the Corporation a written request that notices to such Stockholder be mailed to some other address, then directed to such Stockholder at that other address. Such notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. If notice of a duly called special meeting of Stockholders is not otherwise given at least twenty (20) days prior to the date for such meeting fixed in accordance with these Bylaws, the person(s) calling the special meeting may cause notice of the special meeting to be given that conforms to the requirements of the DGCL and these Bylaws. Notice of a meeting of Stockholders need not be given to any Stockholder who attends such meeting or who, in person or by proxy, signs a waiver of notice either before or after the meeting. To be effective such waiver shall contain statements or recitals sufficient to identify beyond reasonable doubt the meeting to which it applies. Such statements or recitals may, but need not necessarily, include reference to the date and purpose of the meeting and the business transacted thereat. Statement or recital of the proper date of a meeting shall be conclusive identification of the meeting to which a waiver of notice applies unless the waiver contains additional statements or recitals creating a patent ambiguity as to its proper application.

Section 2.4. Quorum. Except as may otherwise be required by the DGCL, the Corporation’s Certificate of Incorporation or these Bylaws, at any meeting of Stockholders the presence, in person or by proxy, of the holders of at least one-third (1/3) of the outstanding shares of stock entitled to vote thereat shall be necessary and sufficient to constitute a quorum. Where a separate vote by class or series is required, the presence in person or by proxy of the holders of at least one-third (1/3) of the outstanding shares of such class or series shall be necessary and sufficient to constitute a quorum with respect to that matter. In the absence of a quorum, the stockholders so present, in person or by proxy, may, by the affirmative vote of the holders of at least one-third (1/3) of the shares of the Corporation which are present in person or by proxy and entitled to vote thereon, adjourn the meeting from time to time in the manner provided in Section 2.8 of these bylaws until a quorum shall attend. At such adjourned meeting a quorum of Stockholders may transact such business as might have been properly transacted at the original meeting.

Section 2.5. Transaction of Business. Business transacted at an annual meeting of Stockholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Stockholders shall be limited to the purposes stated in the notice of the meeting.

Section 2.6. Fixing Date for Determination of Stockholders of Record.

(a)	In order that the Corporation may determine the Stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

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(b)	In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.7. Voting. Except as may otherwise be required or provided by the DGCL or the Corporation’s Certificate of Incorporation, and subject to the provisions concerning Stockholders of record contained elsewhere in these Bylaws, a person (or such person’s proxy) present at a meeting of Stockholders shall be entitled to one vote for each share of voting stock as to which such person is the Stockholder of record. In elections of Directors, those candidates receiving the greater number of votes cast (although not necessarily a majority of votes cast) at the meeting shall be elected. Any other corporate action shall be authorized by a majority of the votes cast at a meeting in which a quorum is present, unless otherwise provided by the DGCL, the Corporation’s Certificate of Incorporation, or these Bylaws.

Section 2.8. Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the Board of Directors or by the holders of at least one-third (1/3) in voting power of the outstanding shares of stock entitled to vote at such meeting, from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 2.9. Action Without Meeting. Unless otherwise restricted by the Corporation’s certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. An electronic transmission consenting to action to be taken transmitted by a stockholder, a proxyholder or by a person authorized to act by such stockholder, shall be deemed to be written and signed for the purposes of this Section if the electronic transmission sets forth or is delivered with information from which the corporation can determine that the electronic transmission was transmitted by the stockholder, the proxyholder or by a person authorized to act for the stockholder and the date on which such electronic transmission was transmitted. Any such consent given by electronic transmission shall be deemed delivered as provided by the DGCL. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

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Section 2.10. Proxies. At all meetings of Stockholders, a Stockholder may vote in person or by proxy. Each Stockholder may authorize another person or persons to act for such Stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted, either in person or by proxy, by the officer, agent, or proxy as the bylaws of that corporation may prescribe, or in the absence of such provision, as the board of directors of the other corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by such fiduciary, either in person or by proxy, without a transfer of such shares into such fiduciary’s name. Shares standing in the name of a trustee may be voted by such trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of the shares into such trustee’s name as trustee.

Shares standing in the name of a receiver may be voted, either in person or by proxy, by the receiver, and shares held by or under the control of a receiver may be voted, either in person or by proxy, by the receiver without the transfer thereof into such receiver’s name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A Stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote, either in person or by proxy, the shares so transferred.

Section 2.12. Conduct of Meetings. The President shall preside at a meeting of Stockholders and the Secretary shall act as secretary of the meeting and keep a record of the proceedings thereof. Where the President or a Vice President, or a Secretary of Assistant Secretary. is not present at a meeting of the Stockholders, the presiding officer or secretary of the meeting shall be selected by action of the Stockholders. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of the Stockholders as it shall deem necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, (a) establishing an agenda or order of business for the meeting, (b) setting rules and procedures for maintaining order at the meeting and the safety of those present, (c) limiting participation in such meeting to Stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons the Board of Directors deems appropriate, (d) setting restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comment by participants, and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Subject to such rules and regulations of the Board of Directors, if any, the presiding officer of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to take all such acts as, in the judgment of such presiding officer, are necessary, appropriate or convenient for the proper conduct of the meeting.

Section 2.13. List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.13 or to vote in person or by proxy at any meeting of stockholders.

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Section 2.14. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election

ARTICLE 3

DIRECTORS

Section 3.1. Authority. Except as otherwise required by the DGCL or other applicable law, the Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

Section 3.2. Number and Qualification. The number of Directors shall be from one (1) to nine (9), as determined by the Board of Directors from time to time. Initially the number of directors shall be five (5). Each Director shall hold office until his death, term expiration, resignation, retirement, removal, disqualification or his successor is elected and qualifies. Directors need not be residents of the State of Delaware or Stockholders of the Corporation.

Section 3.3. Tenure. Each Director shall hold office from the date of such Director’s election and qualification until (i) the end of such Director’s term, (ii) the election and qualification of such Director’s successor, or (iii) until such Director’s earlier disqualification, removal, resignation, death, or incapacity. Election by the Stockholders of Directors as required hereunder shall be held at each annual meeting of the Corporation’s Stockholders. A Director need not be a Stockholder.

Section 3.4. Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the Stockholders may remove any director from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the shares of the Corporation’s voting stock.

Section 3.5. Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors or any vacancies occurring in the Board of Directors, may be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director; provided, however, that no person may be elected to fill a vacancy created by such person’s removal from office pursuant to these Bylaws.

Section 3.6. Regular Meetings. The Board of Directors may by resolution provide for the holding of regular meetings without notice other than such resolution; provided, however, the resolution shall fix the dates, times, and places for such meetings. The place for any meeting of the Board of Directors may be anywhere within or without the State where the Principal Office is located. Except as otherwise provided by law or these Bylaws, any business may be transacted at any regular meeting of the Board of Directors.

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Section 3.7. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two (72) hours nor more than sixty (60) days prior thereto. The notices may, but need not, describe the purpose of the meeting. Notices shall be addressed to a Director at such address as the Director provides to the Corporation’s Secretary from time to time as his notice address. If mailed, the notice shall be deemed to be delivered five (5) days after being deposited, postage prepaid, in the national mail system of the country in which the Director’s notice address is located. If given by email, facsimile or other electronic means, the notice shall be deemed delivered when received in full by the receiving device of the Director. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

Section 3.8. Waiver of Notice of Special Meetings. Notice of a meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. To be effective the waiver shall contain recitals sufficient to identify beyond reasonable doubt the meeting to which it applies. The recitals may, but need not necessarily, include reference to the date and purpose of the meeting and the business transacted thereat. Recital of the proper date of a meeting shall be conclusive identification of the meeting to which a waiver of notice applies unless the waiver contains additional recitals creating a patent ambiguity as to its proper application. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.9. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of remote electronic communication so long as all persons participating in the meeting (whether in person or electronically) can hear each other at the same time.

Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 3.11. Action by Unanimous Consent of Directors. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation’s Certificate of Incorporation or otherwise by law.

Section 3.12. Action Without Meeting. Unless otherwise restricted by the Corporation’s certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the board or committee in the same paper or electronic form as the minutes are maintained.

Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such Director’s dissent shall be entered in the minutes of the meeting, or unless such Director shall file such Director’s written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such Director’s dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

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Section 3.14. Conduct of Meetings. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of its meetings of Stockholders as it shall deem necessary, appropriate or convenient. The Board of Directors may designate one of its members as “Chairman of the Board” to preside at meetings of the Board. Subject to such rules and regulations of the Board of Directors, if any, the Chairman or other presiding official shall have the right and authority to conduct the meeting according to such rules and procedures as the Chairman or other presiding official deems necessary, appropriate or convenient for the proper and efficient conduct of the meeting. Without limitation such rules may (i) prescribe an agenda or order of business for the meeting; (ii) establish rules and procedures for maintaining order at the meeting and the safety of those present; (iii) establish limitations on attendance at or participation in the meeting by persons other than Directors of the Corporation; (iv) set limitations on the time allotted to questions or comment by meeting participants, and (v) prescribe rules and procedures for voting on matters that may come before the meeting.

Section 3.15. Compensation and Expenses. The Board of Directors may provide for the compensation of Directors for their services as such and may provide for the payment of any and all expenses incurred by the Directors in connection with such services. Director compensation and/or other remuneration shall be deemed to accrue from day to day. Directors shall also be entitled to be paid their traveling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other. The Board of Directors may by resolution award special remuneration to any Director that undertakes, at the written request of the Board, any special work or services for or on behalf of, the Corporation outside and in addition to routine duties associated with service on the Board. Any Director that also provides professional services (including legal counsel) outside his role as Director shall be entitled to remuneration for professional services as if he were not a Director.

Section 3.16. Interested Transactions. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if it meets the requirements of Section 144 of the DGCL.

Section 3.17. Committees.

(a)            The Board of Directors, by resolution adopted by majority of Directors then in office may designate from among its members an Executive Committee and one or more other committees, each consisting of two or more Directors and each of which, to the extent authorized by law or provided in the resolution, shall have and may exercise all of the authority of the Board of Directors, except no such committee shall have authority as to the following matters: (1) approving or adopting, or recommending to the Stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to Stockholders for approval; or (2) adopting, amending or repealing any Bylaw of the Corporation.

(b)            Any resolutions adopted or other action taken by any such committee within the scope of the authority delegated to it by the Board of Directors shall be deemed for all purposes to be adopted or taken by the Board of Directors. The designation of any committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law.

(c)            Regular meetings of any such committee may be held without notice at such time and place as such committee may fix from time to time by resolution. Special meetings of any such committee may be called by any member thereof upon not less than one day’s notice stating the place, date and hour of such meeting, which notice may be written or oral. Any member of any committee may in a signed writing waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of any committee need not state the business proposed to be transacted at the meeting.

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(d)            A majority of the members of any such committee shall constitute a quorum for the transaction of business at any meeting thereof and actions of such committee must be authorized by the affirmative vote of a majority of the members present at the meeting at which a quorum is present.

(e)            Any member of any such committee may be removed at any time with or without cause by resolution adopted by majority of the Board of Directors.

(f)            Any such committee may elect a presiding officer from among its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

ARTICLE 4

OFFICERS

Section 4.1. In General. The Officers of the Corporation shall consist of a President and a Secretary and may also include one or more Vice Presidents, a Treasurer, and such Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All Officers shall be appointed by the Board of Directors to serve at the pleasure of the Board. Except as may otherwise be provided by DGCL or in the Certificate of Incorporation, any Officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each Officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

Section 4.2. President. The President shall be the chief executive officer of the Corporation and, subject to the authority of the Board of Directors, shall manage the business and affairs of the Corporation. Any reference to the “Chief Executive Officer” of the Corporation in any Corporate record, proceeding or contract shall be presumed to refer to the President. The President shall see that the resolutions of the Board of Directors and authorized committees thereof are put into effect. Except as otherwise provided herein and as may be specifically limited by resolution of the Board of Directors or an authorized committee thereof, the President shall have full authority to execute on the Corporation’s behalf any and all contracts, agreements. notes, bonds, deeds, mortgages, certificates, instruments, and other documents. The President shall also perform such other duties and may exercise such other powers as are incident to the office of president and as are from time to time assigned to him by the DGCL, these Bylaws, the Board of Directors, or an authorized committee thereof.

Section 4.3. Vice Presidents. Except as otherwise determined by the Board of Directors, each Vice President (if any are appointed) shall serve under the direction of the President. Except as otherwise provided herein, each Vice President shall perform such duties and may exercise such powers as are incident to the office of vice president and as are from time to time assigned to him by the DGCL, these Bylaws, the Board of Directors, an authorized committee thereof, or the President. In the absence, incapacity, or inability or refusal of the President to act, the most senior Vice President shall assume the authority and perform the duties of the President. If the Board of Directors appoints more than one Vice President, the seniority of the Vice Presidents shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify. Designation of a “Senior” or “Executive” vice president by the Board of Directors shall be an indication of seniority.

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Section 4.4. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the President. The Secretary shall whenever possible attend all meetings of the Stockholders and the Board of Directors, and whenever the Secretary cannot attend such meetings, such duty shall be delegated by the presiding officer for such meeting to a duly authorized assistant secretary. The Secretary shall record or cause to be recorded under the Secretary’s general supervision the proceedings of all such meetings and any other actions taken by the Stockholders or the Board of Directors (or by any committee of the Board in place of the Board) in a book or books (or similar collection) to be kept for such purpose. The Secretary shall upon proper request give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it, and to attest thereto by signature. The Secretary may delegate the Secretary’s authority to affix the Corporation’s seal and attest thereto by signature to any Assistant Secretary. The Board of Directors may give general authority to any other officer or specified agent to affix the Corporation’s seal and to attest thereto by signature. Unless otherwise required by law, the affixing of the Corporation’s seal shall not be required to bind the Corporation under any documents duly executed by the Corporation and the use of the seal shall be precatory in the discretion of the Corporation’s duly authorized signing officers. The Secretary shall properly keep and file, or cause to be properly kept and filed under the Secretary’s supervision, all books, reports, statements, notices, waivers, proxies, tabulations, minutes, certificates, documents, records, lists, and instruments required by the DGCL or these Bylaws to be kept or filed, as the case may be. The Secretary may if requested, and shall when required, authenticate any records of the Corporation. Except to the extent otherwise required by the DGCL, the Secretary may maintain, or cause to be maintained, such items within or without the State of Delaware at any reasonable place. The Secretary shall perform such other duties and may exercise such other powers as are incident to the office of secretary and as are from time to time assigned to such office by the DGCL, these Bylaws, the Board of Directors. an authorized committee thereof, or the President.

Section 4.5. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer (if one is appointed) shall serve under the direction of the President. The Treasurer shall, under the direction of the President. keep safe custody of the Corporation’s funds and securities, maintain and give complete and accurate books, records, and statements of account, give and receive receipts for moneys, and make deposits of the Corporation’s funds, or cause the same to be done under the Treasurer’s supervision. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation. The Treasurer may be required by the Board of Directors at any time and from time to time to give such bond as the Board may determine. The Treasurer shall perform such other duties and may exercise such other powers as are incident to the office of treasurer and as are from time to time assigned to such office by the DGCL, these Bylaws, the Board of Directors, an authorized committee thereof, or the President.

Section 4.6. Office Manager. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Office Manager, (if one is appointed) shall serve under the immediate direction of the President and Vice President assume the authority and perform the duties of his/her respective immediate superior officer as may be necessary at the direction of such immediately superior officer, or in the absence, incapacity, inability, or refusal of such immediate superior officer to act.

Section 4.7. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the President. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary at the direction of such immediately superior officer, or in the absence, incapacity, inability, or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

Section 4.8. Operational Titles. The Board may assign an officer an operational title designating a specific area over which the officer has such authority, duties and responsibilities as the Board may determine from time to time. Operational titles may be in the form of a separate title (such as “Chief Financial Officer”) or an addendum to the officer’s executive title (such as Vice President “of Finance”). Absent a contrary directive from the Board or an officer of higher rank, between two officers of equal rank, the one with an operational title shall be presumed to have superior authority over the area of responsibility within the purview of such officer’s operational title.

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ARTICLE 5

INDEMNIFICATION

Section 5.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith.

Section 5.2. Right to Advancement of Expenses. The right to indemnification conferred in Section 5.1 of this Article shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such Proceeding in advance of its final disposition (hereinafter an “Advancement of Expenses”); provided, however, that, if the DGCL so requires, an Advancement of Expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “Undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Section 5.3. Right of Indemnitee to Bring Suit. The rights to indemnification and to the Advancement of Expenses conferred in this Article shall be contract rights. If a claim under Section 5.1 or 5.2 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.

Section 5.4. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of Stockholders or disinterested directors or otherwise.

Section 5.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 5.6. Amendment. Any repeal or modification of this Article 5 shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

ARTICLE 6

TRANSACTIONS

Section 6.1. Contracts. The Board of Directors may authorize any Officer or Officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 6.2. Loans. The Board of Directors may authorize any Officer or Officers, or agent or agents, to contract any indebtedness and grant evidence of indebtedness and collateral therefor in the name of an on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 6.3. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the Officer or Officers, or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

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Section 6.4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

Section 6.5. Voting of Shares in Other Corporations Owned by The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any stockholders’ meeting of the other corporation by the President of the Corporation if he is present, or in his absence by any Vice-President of the Corporation who may be present or by any other Officer specifically designated by the Board of Directors. Whenever, in the judgment of the President, or in such officer’s absence, of any Vice-President or other designated Officer, it is desirable for the Corporation to execute a proxy or give a stockholders’ consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the President, or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote such share or shares of stock issued by the other corporation.

ARTICLE 7

STOCK

Section 7.1. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall be consecutively numbered and state upon the face thereof the name of the person to whom issued, the number of shares, the fact that the Corporation is organized under the laws of the State of Delaware, and such other matters as the Board of Directors may approve or as may be required by the DGCL. Each certificate shall be signed either manually or in facsimile by the President and Secretary. In case any Officer whose facsimile signature has been placed upon a certificate shall have ceased to be such Officer before such certificate is issued it may be issued by the Corporation with the same effect as if he were such Officer at the date of issue. Certificates for shares of different classes, and different series within a class, to the extent authorized, if any, shall bear appropriate designations to identify the class or series as required by the DGCL.

Section 7.2. Stock Record Books. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock record books of the Corporation. Such stock record books shall be maintained by the Secretary as a record of the Corporation’s Stockholders, in a form that permits preparation of a list of the names and addresses of all Stockholders, in alphabetical order by class of shares showing the number and class of shares held by each Stockholder.

Section 7.3. Transfer of Shares. Subject to the provisions of the DGCL and to any transfer restrictions binding upon the Corporation, a transfer of shares of the Corporation shall be made only on the stock record books of the Corporation by the holder of record thereof or by such holder’s agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. Unless the Board of Directors in its discretion has by resolution established procedures, if any, by which a beneficial owner of shares held by a nominee may be recognized by the Corporation as the owner thereof, the person in whose name shares stand on the stock record books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. The Corporation’s stock record books maintained by the Secretary shall be conclusive in all such regards absent a determination by the Board of Directors of manifest error. All certificates surrendered to the Corporation for transfer shall be canceled.

Section 7.4. New or Replacement Certificates. No new stock certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a substitute certificate may be issued therefor upon: (a) the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft, or mutilation thereof; (b) delivery of such bond and/or indemnity to the Corporation as the Secretary or Board of Directors may prescribe or as may be required by law; and (c) satisfaction of such other reasonable requirements (which may include without limitation advertisement of the same) as the Secretary or Board of Directors may prescribe. To the extent permitted by applicable law (including without limitation Section 8-405 of the Delaware Uniform Commercial Code), a new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so; and without limiting the generality of the foregoing, except as prohibited by law, the Secretary or the Board of Directors may in their discretion waive any bond requirement otherwise applicable where the aggregate fair market value of the shares represented by such lost, stolen, or mutilated certificate is less than five hundred dollars based upon indicia deemed reasonable by the waiving party.

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Section 7.5. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its stock transfer books as the owner of shares to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments, if any, a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by the DGCL or by procedures, if any, established by resolution of the Board of Directors in its discretion by which a beneficial owner of shares held by a nominee may be recognized as the owner thereof. Such procedures, if any, shall also set forth the extent of such recognition.

Section 7.7. Transfer Restrictions. The Secretary (or any other Officer designated by the Board of Directors) shall have full power and authority to place or cause to be placed on any and all stock certificates restrictive legends to the extent reasonably believed necessary or appropriate to ensure the Corporation’s compliance with federal or any state’s securities laws or any legal obligation upon the Corporation by agreement or otherwise.

ARTICLE 8

MISCELLANEOUS

Section 8.1. Fiscal Year. The Board shall establish the Corporation’s fiscal year and may be change the Corporation’s fiscal year from time to time as the Board deems advisable.

Section 8.2. Dividends. The Board of Directors may from time to time at any regular or special meeting (or by any other manner of action permitted by these Bylaws and the DGCL) declare, and the Corporation may pay, dividends or other distributions on its outstanding shares of stock in the manner and upon the terms and conditions as the Board of Directors deems advisable and as may be permitted by the Certificate of Incorporation, the DGCL, and any other lawful restrictions imposed upon the Corporation. Such dividends or other distributions, when declared and permitted. may be paid in cash, stock, property, or any other permitted means lawfully declared by the Board of Directors.

Section 8.3. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal, State of Delaware.”

Section 8.4. Forms of Records. When consistent with good business practices, any records of the Corporation may be maintained in other than written form if such other form is capable of reasonable preservation and conversion into written form within a reasonable time.

Section 8.5. Amendments. Any or all of these Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Board of Directors, subject to the following: i) the right of the Stockholders to alter, adopt, amend, or repeal Bylaws as provided in the DGCL; and ii) action of the Stockholders in adopting, amending, or repealing a particular Bylaw wherein the Board of Directors is expressly prohibited by such Stockholder action from amending or repealing the particular Bylaw acted upon by the Stockholders. The Stockholders may amend or repeal any or all of these Bylaws even though these Bylaws may also be amended or repealed by the Board of Directors. Any notice of a meeting of Stockholders at which Bylaws are to be adopted, amended, or repealed shall state that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment, or repeal of Bylaws and contain or be accompanied by a copy or summary of the proposal.

Section 8.6. Severability. If any provision of these Bylaws or the application thereof to any person or circumstances shall be held invalid or unenforceable to any extent by a court of competent jurisdiction, such provision shall be complied with or enforced to the greatest extent permitted by law as determined by such court, and the remainder of these Bylaws and the application of such provision to other persons or circumstances shall not be affected thereby and shall continue to be complied with and enforced to the greatest extent permitted by law.

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Section 8.7. Usage. In construing these Bylaws, feminine or neuter pronouns shall be substituted for masculine forms and vice versa, and plural terms shall be substituted for singular forms and vice versa, in any place in which the context so requires. The section and paragraph headings contained in these Bylaws arc for reference purposes only and shall not affect in any way the meaning or interpretation of these Bylaws. Terms such as “hereof”, “hereunder”, “hereto”, and words of similar import shall refer to these Bylaws in the entirety, unless the context clearly requires otherwise. Terms used herein which are not otherwise defined shall have the meanings ascribed to them in the DGCL. All references to statutory provisions shall be deemed to include corresponding sections of succeeding law.

Section 8.8. Conflict Between Bylaws, Certificate of Incorporation and the DGCL. The Corporation’s Certificate of Incorporation and the DGCL (as either may be amended from time to time) are incorporated herein by reference. Any conflict between the terms of these Bylaws, the Certificate of Incorporation or the DGCL shall be resolved according to the following order of precedence: (1) the DGCL; (2) the Certificate of Incorporation; and (3) these Bylaws.

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Appendix E

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is entered into as of __________, 2025, by and between Cheetah Net Supply Chain Service Inc., a Delaware corporation (the “Company”) and ____________, an individual (“Indemnitee”).

RECITALS

A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee may not be willing to continue to serve the Company in the position of Director of the Company without additional protection.

D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law.

In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1. Indemnification.

(a) Indemnification of Expenses. The Company shall indemnify to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a “Claim”) by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an “Indemnifiable Event”) against any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor is presented to the Company.

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(b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 10(d) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an “Expense Advance”) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee’s obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 10(d) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual basis therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of the Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company’s Certificate of Incorporation, as amended, or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld, conditioned or delayed). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

2. Expenses; Indemnification Procedure.

(a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor to the Company.

(b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Board of Directors of the Company at the address set forth in Section 14(d)(i) hereof (or such other address as the Company shall designate in writing to Indemnitee as provided in Section 14 hereof). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

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(c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

(d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

(e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Claim at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

3. Additional Indemnification Rights; Nonexclusivity.

(a) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, as amended, the Company’s Bylaws, as amended, or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 8(a) hereof.

(b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, as amended, its Bylaws, as amended, any agreement, any vote of stockholders or directors, the Delaware General Corporation Law, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

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(c) Change in Domicile. In the event the Company shall at any time change its state or other jurisdiction of organization from Delaware, each reference herein to “Delaware” shall refer to such state or other jurisdiction of organization which rules and regulations the Company is then organized under and each reference herein to the “Delaware General Corporation Law” shall refer to such analogous statutes of such state or other jurisdiction of organization which the Company is then organized under.

4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, as amended, Bylaws, as amended, or otherwise) of the amounts otherwise indemnifiable hereunder from any party whatsoever.

5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

7. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; of the Company’s key employees, if Indemnitee is not an officer or director but is a key employee; or of any combination of the foregoing in which Indemnitee serves, if Indemnity serves in more capacities than just a director, an officer or a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law;

(b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s Certificate of Incorporation, as amended, or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under the Delaware General Corporation Law regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

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(c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

(d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of one (1) year from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such one-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

10. Construction of Certain Phrases.

(a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(c) For purposes of this Agreement a “Change in Control” shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities (as defined in Section 10(f) hereof), (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets.

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(d) For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three (3) years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

(e) For purposes of this Agreement, a “Reviewing Party” shall mean any appropriate person or body consisting of a member or members of the Company’s Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee are seeking indemnification, or Independent Legal Counsel.

(f) For purposes of this Agreement, “Voting Securities” shall mean any securities of the Company that vote generally in the election of directors.

(g) For the purposes of this Agreement, “Certificate of Incorporation” shall mean the Certificate of Incorporation, or similar governing document of the Company in effect as of the date of determination.

(h) For the purposes of this Agreement, “Bylaws” shall mean the Bylaws of the Company in effect as of the date of determination.

11. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company’s request.

13. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee’s counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Indemnitee’s material defenses to such action was made in bad faith or was frivolous.

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14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one (1) day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, to the parties and the following addresses:

(i) if to the Company, to:	Attention: Board of Directors
Cheetah Net Supply Chain Service Inc.
2626 Glenwood Avenue, Suite 550, Raleigh, Wake County, North Carolina

Fax: ________________________

(ii) if to Indemnitee, to:

Address

Address

Address

Fax

or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the State of Delaware, which shall be the exclusive and only proper forum for adjudicating such a claim.

16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

17. Choice of Law. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

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19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cheetah Net Supply Chain Service Inc.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

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Appendix F

Fifth AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CHEETAH NET SUPPLY CHAIN SERVICE INC.
(a North Carolina corporation)

Pursuant to §55-10-07 of the North Carolina Business Corporation Act, as amended (the “Act”), the Articles of Incorporation of Cheetah Net Supply Chain Service Inc. (the “Corporation”) are hereby amended and restated to read in their entirety as follows:

FIRST: The name of this Corporation is Cheetah Net Supply Chain Service Inc.

SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of North Carolina is 2626 Glenwood Avenue, Suite 550, Raleigh, Wake County, North Carolina 27608 and the name of the registered agent of the Corporation in the State of North Carolina at such address is Corporation Service Company.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the Act.

FOURTH: At [ ], Eastern Time, on [ ], 202[ ] (the “Effective Date”), each share of Class A Common Stock issued and outstanding immediately prior to the Effective Date will be automatically combined and converted into that fraction of a share of Class A Common Stock of the Corporation as has been determined by the Board of Directors in its sole discretion at a ratio of one-for-[•] shares of Class A Common Stock, and each share of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be automatically combined and converted into that fraction of a share of Class B Common Stock of the Corporation as has been determined by the Board of Directors in its sole discretion at a ratio of one-for-[•] shares of Class B Common Stock (collectively, the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. To the extent that any shareholder shall be deemed after the Effective Date as a result of the Articles of Incorporation to own a fractional share of Class A Common Stock or Class B Common Stock, such fractional share resulting from the Reverse Stock Split shall be rounded up to the nearest whole share. All numbers of shares and all amounts stated on a per share basis contained in these Fifth Amended and Restated Articles of Incorporation are stated after giving effect to the Reverse Stock Split, and no further adjustment shall be made as a consequence of the Reverse Stock Split.

The Corporation is authorized to issue two classes of common stock, to be designated, respectively, Class A Common Stock and Class B Common Stock. The total number of shares of Class A Common Stock authorized to be issued is 891,750,000, with a par value of $0.0001 per share. The total number of shares of Class B Common Stock authorized to be issued is 108,250,000, with a par value of $0.0001 per share. Class A Common Stock shall have a voting right of one (1) vote per share, and Class B Common Stock shall have a voting right of fifteen (15) votes per share. The shares of Class A Common Stock are not convertible into shares of any other class. The shares of Class B Common Stock are convertible into shares of Class A Common Stock at any time after issuance at the option of the holder on a one-to-one basis.

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FIFTH: The Corporation shall have the authority to issue 500,000 shares of preferred stock as long as is deemed necessary (the “Preferred Stock”) with a par value per share equal to the par value per share of the Class A Common Stock. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including, but not limited to:

(1)         the designation of each series and the number of shares that shall constitute the series;

(2)          the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3)          whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4)          sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

(5)          the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment; and

(6)          the voting rights, if any, in the shares of each series and any conditions upon the exercising of such rights.

SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of North Carolina may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of §55-14-30 to 33 of the Act order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SEVENTH: The power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.

EIGHTH: To the fullest extent that the Act, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors' duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under §55-8-33 of the Act; or (4) for any transaction from which the director derived any improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

NINTH: The Corporation shall, to the fullest extent permitted by §55-8-51 of the Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. The Corporation shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

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IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 202[ ].

Signature:

Huan Liu, President

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V82074-S27568 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! CHEETAH NET SUPPLY CHAIN SERVICE INC. 8707 RESEARCH DRIVE IRVINE, CALIFORNIA 92618 CHEETAH NET SUPPLY CHAIN SERVICE INC. The Board of Directors recommends you vote “For” the Non-Public Offering Proposal, the Class A Increase Proposal, the RSUs Increase Proposal, the Reincorporation Proposal, the Class B Issuance Proposal, and the Adjournment Proposal. 1. To approve the potential issuance of the Company’s Class A common stock (“Class A Common Stock”) in one or more non-public offerings at a price that may below the “minimum price” and in a number that may exceed 19.9% of the Company’s outstanding shares of Common Stock in accordance with Nasdaq Listing Rule 5635(d) within two years from the date of this special meeting (the “Non-Public Offering Proposal”); 2. To approve an amendment to the Articles of Incorporation of the Company, to increase the number of shares of the Company’s Class A Common Stock authorized to be issued to 2,000,000,000 shares (the “Class A Increase Proposal”); 3. To approve an amendment to the Articles of Incorporation of the Company, to increase the number of shares of the Company’s Class B common stock (“Class B Common Stock”) authorized to be issued to 200,000,000 shares (the “Class B Increase Proposal”); 4. To approve the change of the Company’s state of incorporation from the State of North Carolina to the State of Delaware by conversion (the “Reincorporation Proposal”); 5. Approve the grant of 477,888 restricted stock units (“RSUs”) to Huan Liu pursuant to the Company’s Amended and Restated 2024 Stock Incentive Plan (the “Plan”), which upon vesting will entitle Mr. Liu to receive up to 477,888 shares of the Company’s Class B Common Stock (the “RSUs Issuance Proposal”); 6. To approve one or more adjournments of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of proposals 1 to 5 or to constitute a quorum, as described in The Proxy Statement (“the Adjournment Proposal”); and 7. To consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CTNT2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V82075-S27568 Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. CHEETAH NET SUPPLY CHAIN SERVICE INC. SPECIAL MEETING OF STOCKHOLDERS JANUARY 30, 2026 AT 7:00 P.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Huan Liu as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cheetah Net Supply Chain Service Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 7:00 P.M. (ET), on January 30, 2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.